UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 January 13, 2005
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

a)  On January 13, 2005, the Compensation Committee of our Board of Directors took the following actions:

            (1)     Approved the performance-based compensation measures pursuant to which annual incentive awards may be paid to executive officers under the Lincoln National Corporation Incentive Compensation Plan, as amended and restated on March 8, 2001 (the “ICP”), for fiscal 2005. The ICP is filed as Exhibit 3 to our proxy statement for the 2001 Annual Meeting of Shareholders. The annual incentive awards may be paid in cash or shares of common stock pursuant to the terms of the ICP. The Compensation Committee set corporate performance goals as well as additional goals for particular business units. The 2005 corporate performance goals, which apply to the corporate center executive officers as well as executives in the Retirement and Life Insurance segments and the Lincoln Financial Distributors business unit are:

•  growth in our income from operations per share (with a weighting of 30%),
•  return on equity (with a weighting of 30%) and
•  sales growth relative to industry-based indices (with a weighting of 40%).

The 2005 performance goals for executives in the Investment Management segment include the corporate goals weighted as follows:

•  growth in income from operations per share (with a weighting of 20%),
•  return on equity (with a weighting of 20%), and
•  sales growth relative to industry-based indices (with a weighting of 30%).

In addition, the Investment Management’s segments goals include the investment performance of assets managed by the segment (with a weighting of 30%).

The 2005 performance goals for executives in the Lincoln Financial Advisors (“LFA”) business unit include the following corporate goals:

•  growth in income from operations per share (with a weighting of 25%) and
•  return on equity (with a weighting of 25%).

In addition, LFA’s goals include LFA income from operations (25%) and LFA sales growth relative to industry-based indices (with a weighting of 25%).

Income from operations is defined as net income determined in accordance with generally accepted accounting principles (“GAAP”) excluding, as applicable, the after-

    tax effects of realized gain or losses on investments and derivatives, restructuring charges, gains (losses) related to reinsurance embedded derivatives/trading account assets, cumulative effect of accounting changes, reserve changes on business sold through reinsurance net of related deferred gain amortization, gains (losses) on the sale of subsidiaries and blocks of business and loss on early retirement of debt, including subordinated debt.

(2)    Approved the performance goals for the three-year (2005-2007) ICP long-term performance cycle. The goals were as follows:

              •     total shareholder return (with a weighting of 20%),
                 •  growth in income from operations per share (with a weighting of 40%) and
                 •  return on equity (with a weighting of 40%).

The Compensation Committee’s framework for long-term performance awards under the ICP (as effective March 2004) is included in Exhibit 10(a) hereto and is incorporated herein by reference.

(3)    Approved an amendment to the form of restricted stock agreement for restricted stock awards under the ICP. The amended agreement gives grantees of restricted stock the discretion to defer the receipt of vested restricted stock, subject to any applicable rules. A copy of the form of restricted stock agreement is filed as Exhibit 10(b) hereto. In addition, we are filing our form of stock option agreement and our form of long-term incentive award agreement for awards granted under the ICP as Exhibits 10(c) and 10(d) hereto.

    (4)      Adopted a policy advising Jon A. Boscia, our chief executive officer to use the corporate aircraft for business as well as personal travel, when practical. The policy was adopted due to security concerns and to allow for more efficient travel time so that the chief executive officer can devote more time to our business.

b)    On January 13, 2005, the Board of Directors approved the following amendments to certain of our non-qualified pension plans:

•	Effective as soon as practicable after January 13, 2005, the cap on the amount of annual bonus that qualified as compensation eligible for purposes of calculating the matching contribution credits under the Lincoln National Corporation Executive Deferred Compensation Plan for Employees, As Amended and Restated August 1, 2002, was removed. A matching contribution under this plan occurs when a participant exceeds the annual contribution limit for contributions to our 401(k) plan, the Lincoln National Corporation Employees’ Savings and Profit-Sharing Plan, under applicable limits of the Internal Revenue Code of 1986, as amended. Previously, the amount of annual bonus that qualified as compensation eligible for purposes of calculating the matching contributions under that plan was capped, such that only 50% of a bonus in excess of $100,000 was considered in the calculation. The Lincoln National Corporation Executive Deferred Compensation Plan for Employees is filed as Exhibit 10(f) of our Form 10-Q for the quarter ended September 30, 2002.

•	The Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates, as Amended and Restated August 1, 2000, which, in general, provides officers with the title of vice president and above, a monthly pension benefit for life (or a minimum of 120 months) as determined under the plan, was amended to:

o	Close the plan to new participants effective January 1, 2005;

o	Change, effective January 1, 2005, the definition of final monthly salary (“FMS”) used to calculate the benefit under the plan for four named officers only: Jon Boscia, Barbara Kowalczyk, Dennis Schoff and Richard Vaughan. Formerly, FMS was determined for all participants using base salary only and was capped at $16,667.00. For these four officers, the definition of final monthly salary was amended to include: (a) 1/12th of 100% of base salary (in effect at termination), and (2) 1/12th of 100% of the Annual Incentive Bonus paid under the ICP. The Annual Incentive Bonus amount used in the new calculation is the average of the best three consecutive bonuses during the 60 consecutive months immediately preceding the participant’s retirement or termination. In addition, for Jon Boscia only, the cap on the monthly benefit payable under the plan will increase from 10% of FMS to 17% of FMS, to be phased in gradually over the next five years. Therefore, Mr. Boscia’s Salary Continuation Plan benefit will be capped at 11.4% of FMS as of January 1, 2005, 12.8% of FMS as of January 1, 2006, 14.2% of FMS as of January 1, 2007, 15.6% of FMS as of January 1, 2008, and 17.0% of FMS as of January 1, 2009.

The Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates, as Amended and Restated August 1, 2000 is filed as Exhibit 10(b) of our Form 10-K for the year ended December 31, 2001.

•	Both the Lincoln National Corporation Executives’ Excess Compensation Pension Benefit Plan, Effective January 1, 1989, and the Lincoln National Corporation Employees’ Supplemental Pension Benefit Plan, Effective January 1, 1983, were amended to remove the cap on the amount of annual bonus qualifying as compensation eligible for inclusion in the calculation of pension benefits under those plans. Formerly, only 50% of any such annual bonus in excess of $100,000 was considered. These changes took effect January 1, 2005.

Lincoln National Corporation Executives’ Excess Compensation Pension Benefit Plan, Effective January 1, 1989, is filed as Exhibit 10(h) of our Form 10-K for the year ended December 31, 2001, and the Lincoln National Corporation Employees’ Supplemental Pension Benefit Plan, Effective January 1, 1983, is filed as Exhibit 10(e) hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are included with this Form 8-K.
Exhibit Number	Description

10(a)	Framework for long-term performance awards under the Incentive Compensation Plan, as amended and restated on March 8, 2001

10(b)	Form of Restricted Stock Agreement

10(c)	Form of Stock Option Agreement

10(d)	Form of Long-Term Incentive Award Agreement

10(e)	Lincoln National Corporation Employees’ Supplemental Pension Benefit Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ Richard C. Vaughan

Name: Richard C. Vaughan
Title: Executive Vice President and Chief Financial Officer

Date: January 20, 2005